STARBOARD INVESTMENT TRUST

Matisse Discounted Closed-End Fund Strategy

Supplement to the Prospectus
 Summary Prospectus and
Statement of Additional Information
October 1, 2014
This supplement to the Prospectus, Summary Prospectus and Statement of Additional Information dated July 29, 2014 for the Matisse Discounted Closed-End Fund Strategy ("Fund"), a series of the Starboard Investment Trust, updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectuses and Statement of Additional Information, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Funds toll-free at the number above.
This supplement is to update language in the Prospectus dated July 29, 2014 relative to Net Annual Fund Operating Expenses for the Fund and the intent of Deschutes Portfolio Strategies, the investment advisor to the Fund ("Advisor") to limit the total operating expenses, effective October 1, 2014.
Prospectus
The table titled "Annual Fund Operating Expenses" under the section titled "Fees and Expenses of the Fund" is revised by replacing the table and its accompanying footnotes in their entirety with the following:
Annual Fund Operating Expenses[1]
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Class A
Management Fees	1.20%	1.20%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses	0.39%	0.39%
Interest and Dividends on Securities Sold Short[2]	0.08%	0.08%
Other Operating Expenses	0.31%	0.31%
Acquired Fund Fees and Expenses[3]	0.64%	0.64%
Total Annual Fund Operating Expenses	2.23%	2.48%
Less Fee Waiver and/or Expense Limitation[4]	0.24%	0.24%
Net Annual Fund Operating Expenses	1.99%	2.24%

1.            The expense information in the table has been restated to reflect current fees rather than the fees in effect during the previous fiscal year.

2.            "Interest and Dividends on Securities Sold Short" reflects interest expense and dividends paid on borrowed securities. Interest expense results from the Fund's use of prime brokerage arrangements to execute short sales. Dividends paid on borrowed securities are an expense of short sales. Such expenses are required to be treated as a Fund expense for accounting purposes and are not payable to the Fund or the Adviser. Any interest expense amount or dividends paid on securities sold short will vary based on the Fund's use of those investments.

3.            "Acquired Fund Fees and Expenses" are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements, once available, because the financial statements include only the direct operating expenses incurred by the Fund.

4.            The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees in an amount that limits the Fund's annual operating expenses (exclusive of acquired fund fees and expenses, interest, taxes, brokerage fees and commissions, extraordinary expenses, payments under the Rule 12b-1 distribution plan) to not more than 1.35% of the average daily net assets of the Fund through November 30, 2015.  The Expense Limitation Agreement may not be terminated prior to that date.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.  Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.
In addition, the table in the sub-section captioned "Example" in the section titled "Fees and Expenses of the Fund" is revised by replacing the table in its entirety with the following:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$202	$674	$1,173	$2,546
Class A	$789	$1,282	$1,799	$3,212

On page 8 of the Prospectus, the subsections captioned "Operating Risk" and "New Fund Risk" under the section titled "Principal Risks of Investing in the Fund" are removed in their entirety.
On page 14 of the Prospectus, the subsection captioned "Operating Plan" under the section titled "Additional Information on Expenses" is revised by replacing the subsection in its entirety with the following:

Expense Limitation Agreement.  In the interest of limiting expenses of the Funds, the Advisor has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund ((exclusive of acquired fund fees and expenses, interest, taxes, brokerage fees and commissions, extraordinary expenses, payments under the Rule 12b-1 distribution plan) is limited to 1.35% for the period ending November 30, 2015. The Expense Limitation Agreement may not be terminated prior to that date.  It is expected that the Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as such term is defined in the Investment Company Act of 1940, and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
Statement of Additional Information
On page 25 of the Statement of Additional Information, the subsection captioned "Administrator" under the section titled "Management and Other Service Providers" is revised by removing the second and third paragraphs of that subsection in their entirety.

Investors Should Retain This Supplement for Future Reference